UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 4, 2010
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Form 8-K is being filed with the Securities and Exchange Commission to provide a description of Delta Natural Gas Company, Inc.'s (the "Company," "our," "we" or "us") common stock $1.00 par value per share, in connection with a Form S-8 registering securities under the Company's Incentive Compensation Plan to be filed on or about the date hereof.

DESCRIPTION OF COMMON STOCK

Common Stock

Our articles of incorporation authorize us to issue 20,000,000 shares, $1 par value per value, of our common stock.

Holders of our common stock are entitled to receive such dividends as may be declared by our board of directors.  Indentures under which our debentures and insured quarterly notes were issued include a covenant that prohibits our paying dividends on our common stock unless our consolidated shareholders' equity exceeds $25,800,000.

In the event of liquidation, holders of our common stock are entitled to share pro-rata in any distribution, after payment of all of our debts and obligations.  There are no pre-emptive rights, conversion rights, redemption provisions or sinking fund provisions applicable to our common stock.

Registrar and Transfer Agent

The Registrar and Transfer Agent for our common stock is Computershare Investor Services, LLC, P. O. Box 43036, Providence, RI  02940-3036.

Voting

Each share of our common stock entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors.  The affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected).  In the election of directors, cumulative voting is not permitted.

Preferred Stock

Under our articles of incorporation, we are authorized to issue up to 312,500 shares of preferred stock with a par value of $10 per share.  Our board of directors, without a shareholder vote, is empowered to issue these shares in series and to set the rights pertaining to these shares, including rights to dividends, redemption, liquidation, conversion and voting.  As of March 1, 2010, we have no outstanding shares of preferred stock.  If we issue shares of preferred stock in the future, such preferred stock may be senior to our common stock respecting dividends and rights upon liquidation and may have other preferences and rights more favorable than our common stock.

Anti-Takeover Provisions

Our amended and restated articles of incorporation contain provisions and the Kentucky Business Corporation Act contains statutes that have anti-takeover implications.  These provisions and statutes are summarized below, but are subject to numerous detailed exceptions and qualifications.  For a complete understanding of these provisions and statutes, you should read our amended and restated articles of incorporation and the Kentucky Revised Statutes Section 271B.12-200 - 12-230.  These provisions and statutes could also have the effect of creating impediments to extraordinary corporate transactions and frustrating persons seeking to effect a merger or otherwise gain control of us in a transaction opposed by our board of directors.

Preferred Stock.  To hinder a proposed transaction opposed by our board of directors, we could issue shares of our preferred stock that might create voting impediments to extraordinary corporate transactions or frustrate persons seeking to effect a merger or otherwise gain control of us.

Classified Board.  In addition to our ability to issue preferred stock, our amended and restated articles of incorporation establish a classified board of directors.  Under this provision, one-third of our directors are elected each year for a three-year term.  Directors may be removed without cause, but only by a vote of 80% of the shares entitled to vote at an election of our directors.  Also, our amended and restated articles of incorporation provide that the number of directors as fixed by our by-laws can only be changed by an 80% or more affirmative shareholder vote or an affirmative vote of a majority of our board of directors.

Transactions with 10% Holders.  Under our amended and restated articles of incorporation, the approval of some extraordinary transactions with any person or entity holding 10% or more of our voting stock may require the affirmative vote of holders of at least 80% of the outstanding shares entitled to vote, as explained below.

Under our articles of incorporation, extraordinary transactions with any person or entity holding 10% or more of our voting stock or that person's affiliate or associate that would involve a change in our control, such as mergers and other acquisition transactions, may require the approval of holders of at least 80% of each class of our outstanding voting securities.

Kentucky's Business Combination Statute.  Kentucky has adopted a type of anti-takeover statue known as a business combination statute that applies to some transactions in which we might be a party and in which any interested shareholder, affiliates or associates of interested shareholders, might be a party.  Under the statute, an "interested shareholder" means any person (other than us and our majority-owned subsidiaries):

·	who beneficially owns 10% or more of our outstanding voting stock, or
·	who is one of our affiliates and at any time during the five-year period prior to the proposed business combination owned 10% or more of our outstanding voting stock.

The business combination transactions covered by the business combination statute include, among other things, mergers, certain dispositions of assets, certain issuances and transfers of securities, certain recapitalizations and reorganizations, as well as other specified transactions involving us and an interested shareholder or its affiliates or associates.

Subject to exceptions and qualifications, the business combination statute prohibits us from engaging in a business combination with an interested shareholder or its affiliates or associates for a period of five years following the date on which the shareholder became an interested shareholder, unless a majority of our independent directors approves the business combination before the shareholder becomes an interested shareholder.

In addition, any covered business combination with an interested shareholder must be approved by either:

·	the affirmative vote of at least 80% of the votes entitled to be case by outstanding shares of our voting stock; and
·
the affirmative vote of at least 2/3 of the votes entitled to be cast by holders of our voting stock other than voting s6ock beneficially owned by the interested shareholder who is, or whose affiliate is, a party to the business combination or beneficially owned by an affiliate or associate of such interested shareholder; or

·	a majority of our "independent directors" that are also "continuing directors".

An "independent director" is any director who is not one of our officers or full-time employees or an affiliate or associate of an interested shareholder or any of its affiliates.

A "continuing director" is:

·	any director who is not an affiliate or associate of an interested shareholder and who was a director before the interested shareholder became an interested shareholder, and
·
any successor to a continuing director who is not an affiliate or associate of an interested shareholder and was recommended or elected by a majority of our other continuing directors at a meeting at which a quorum consisting of a majority of our other continuing directors was present.

The foregoing vote requirements are not applicable in some instances if the consideration paid to our shareholders in the business combination transaction meets specific "fair price" determinations set forth in the Kentucky Business Corporation Act and certain other requirements regarding the payment of annual dividends and the amount of our stock acquired by the interested shareholder after it became an interested shareholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: March 4, 2010	By:	/s/John B. Brown
John B. Brown
Chief Financial Officer, Treasurer and Secretary